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                                                                   EXHIBIT 10.14


           SCHEDULE OF RECIPIENTS OF EXECUTIVE SEPARATION AGREEMENT *


David Calabro
Marc A. Crisafulli
Jean-Pierre Desbiens
Kathleen McKeough
Jaymin Patel
Donald Sweitzer


* Schedule sets forth only Executive Officers of the Company who are recipients.